UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 4, 2014

ENTEGRIS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-32598	41-1941551
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road

Billerica, MA 01821

(Address of Principal Executive Offices, including Zip Code)

(978) 436-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Merger Agreement

On February 4, 2014, Entegris, Inc., a Delaware corporation (“Entegris”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ATMI, Inc., a Delaware corporation (“ATMI”) and Atomic Merger Corporation, a Delaware corporation and wholly-owned subsidiary of Entegris (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into ATMI (the “Merger”). As a result of the Merger, ATMI will become a wholly-owned subsidiary of Entegris.

Pursuant to the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of ATMI’s common stock (“ATMI Common Stock”) issued and outstanding immediately prior to the Effective Time will be cancelled and extinguished and converted into the right to receive $34.00 in cash, without interest or dividends, other than shares of ATMI Common Stock: (i) owned directly by Entegris, or any of its subsidiaries; (ii) owned by ATMI as treasury stock, or by any of its subsidiaries, (iii) subject to time and/or performance vesting conditions; or (iv) as to which dissenters’ rights have been properly exercised.

The consummation of the Merger is subject to receiving the approval of holders of a majority of the outstanding ATMI common stock entitled to vote on the Merger and various closing conditions including the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary conditions. The Merger Agreement also includes customary termination provisions for both ATMI and Entegris and provides that, in connection with the termination of the Merger Agreement by Entegris, under specified circumstances ATMI will be required to pay Entegris a termination fee of $30,000,000. In the event the conditions to consummating the Merger have been met on the date that the closing of the Merger is required to occur but Entegris and Merger Sub fail to consummate the Merger, ATMI, if it is not then in material breach of the Merger Agreement, may terminate the Merger Agreement and Entegris shall be required to pay ATMI a termination fee of $100,000,000.

A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and incorporated by reference herein. This summary of certain terms of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure letters that the parties have exchanged, which have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts.

Debt Commitments

On February 4, 2014, Entegris entered into a commitment letter (the “Debt Commitment Letter”) with Goldman Sachs Bank USA (“Goldman Sachs”). Pursuant to the Debt Commitment Letter, Goldman Sachs has agreed to provide the financing (the “Debt Commitment Financing”) necessary to consummate the Merger.

The Debt Commitment Financing is anticipated to be comprised of the following sources:

•	a senior secured term loan facility, with Entegris as borrower, in an aggregate principal amount of $460,000,000;

•	senior unsecured notes of Entegris in an aggregate principal amount of $360,000,000. These notes are intended to be issued in an underwritten offering, but will be issued as a bridge loan from Goldman Sachs if for any reason the underwritten offering cannot be completed by the Merger closing.

•	a senior secured asset-based revolving credit facility, with Entegris as borrower, in an aggregate principal amount of $85,000,000, only a portion of which may be advanced on the Merger closing.

Item 7.01.	Regulation FD Disclosure

Joint Press Release

On February 4, 2014, Entegris and ATMI issued a joint press release announcing their entry into the Merger Agreement. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Investor Presentation

On February 4, 2014, Entegris provided supplemental information to analysts and investors. The slides made available in connection with the presentation are attached hereto as Exhibit 99.2 and are incorporated herein by reference. A transcript of this presentation is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

In accordance with General Instructions B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth herein will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of February 4, 2014, among Entegris, Inc., Atomic Merger Corporation and ATMI, Inc. *

99.1	Joint Press Release of Entegris, Inc. and ATMI, Inc., dated February 4, 2014.

99.2	Investor Presentation Slideshow, February 4, 2014.

99.3	Investor Presentation Transcript, February 4, 2014.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrants will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEGRIS, INC.

By:	/s/ Peter W. Walcott
Name:	Peter W. Walcott
Title:	Senior Vice President and General Counsel

Date: February 4, 2014

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 4, 2014, among Entegris, Inc., Atomic Merger Corporation and ATMI, Inc. *

99.1	Joint Press Release of Entegris, Inc. and ATMI, Inc., dated February 4, 2014.

99.2	Investor Presentation Slideshow, February 4, 2014.

99.3	Investor Presentation Transcript, February 4, 2014.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrants will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.